Credit Suisse First Boston

ABSC 2005 - HE1

Silent Seconds

1,507 records

Balance: 361,282,121

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Selection Criteria: Silent Seconds

Table of Contents

1. Principal Balance at Origination

2. Remaining Principal Balance

3. Fico Scores

4. Original Term

5. Remaining Term

6. Property Type

7. Occupancy Status

8. Loan Purpose

9. Original Loan to Value Ratio

10. Geographic Distribution By Balance

11. Documentation

12. Mortgage Rate

13. Maximum Rate

14. Gross Margin

15. Next Rate Adjustment Date

16. Original Number of Months to Expiration Of Prepayment Penalty Term

17. Loan Type

18. Credit Grade

19. Lien Position

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1. Principal Balance at Origination

Principal Balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
25,001 - 50,000	7	$299,568.00	0.08%	617	71.10%	8.224%	100.00%
50,001 - 75,000	69	4,480,754.40	1.24	616	80.14	7.463	98.56
75,001 - 100,000	104	9,281,454.00	2.57	616	81.19	7.181	97.27
100,001 - 125,000	159	17,945,539.20	4.97	636	80.94	6.850	97.32
125,001 - 150,000	124	16,863,341.59	4.67	647	80.42	6.660	96.06
150,001 - 175,000	116	18,787,096.00	5.20	652	80.08	6.670	96.63
175,001 - 200,000	132	24,745,001.40	6.85	657	79.88	6.510	98.55
200,001 - 250,000	221	50,072,537.00	13.86	663	79.90	6.430	98.19
250,001 - 300,000	165	45,442,745.00	12.58	664	80.18	6.413	98.73
300,001 - 400,000	224	77,691,650.00	21.50	668	79.84	6.304	99.49
400,001 - 500,000	101	45,162,689.00	12.50	667	79.77	6.228	98.14
500,001 - 600,000	59	32,611,667.00	9.03	666	79.44	6.406	100.00
600,001 - 700,000	16	10,435,160.00	2.89	683	78.75	6.039	100.00
700,001 >=	10	7,481,135.00	2.07	684	77.40	5.785	100.00
Total:	1,507	$361,300,337.59	100.00%	661	79.89%	6.432%	98.57%

Mimimum Original Balance: 28,918

Maximum Original Balance: 800,000

Average Original Balance: 239,748

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2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
25,001 - 50,000	7	$299,499.03	0.08%	617	71.10%	8.224%	100.00%
50,001 - 75,000	69	4,480,180.53	1.24	616	80.14	7.463	98.56
75,001 - 100,000	104	9,280,992.78	2.57	616	81.19	7.181	97.27
100,001 - 125,000	159	17,944,866.29	4.97	636	80.94	6.850	97.32
125,001 - 150,000	124	16,862,670.56	4.67	647	80.42	6.660	96.06
150,001 - 175,000	116	18,786,332.71	5.20	652	80.08	6.670	96.63
175,001 - 200,000	132	24,743,472.57	6.85	657	79.88	6.510	98.55
200,001 - 250,000	221	50,070,496.61	13.86	663	79.90	6.430	98.19
250,001 - 300,000	165	45,441,503.32	12.58	664	80.18	6.413	98.73
300,001 - 400,000	224	77,687,655.24	21.50	668	79.84	6.304	99.49
400,001 - 500,000	101	45,159,615.95	12.50	667	79.77	6.228	98.14
500,001 - 600,000	59	32,609,161.26	9.03	666	79.44	6.406	100.00
600,001 - 700,000	16	10,435,160.00	2.89	683	78.75	6.039	100.00
700,001 >=	10	7,480,513.88	2.07	684	77.40	5.785	100.00
Total:	1,507	$361,282,120.73	100.00%	661	79.89%	6.432%	98.57%

Mimimum Remaining Balance: 28,849

Maximum Remaining Balance: 800,000

Average Remaining Balance: 239,736

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3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
<= 500	1	$145,600.00	0.04%	500	80.00%	6.250%	100.00%
501 - 525	13	1,426,197.70	0.39	514	80.29	9.020	100.00
526 - 550	34	4,472,070.91	1.24	539	83.18	7.930	98.29
551 - 575	32	5,009,448.50	1.39	564	81.99	7.264	98.46
576 - 600	168	30,401,065.86	8.41	591	80.21	6.680	100.00
601 - 625	196	42,915,474.77	11.88	614	79.73	6.428	99.77
626 - 650	290	69,587,563.48	19.26	639	79.67	6.472	100.00
651 - 675	312	83,173,552.67	23.02	663	79.68	6.387	99.67
676 - 700	195	49,409,558.22	13.68	687	79.92	6.383	96.57
701 - 725	124	34,733,905.99	9.61	713	79.90	6.164	95.24
726 - 750	69	20,452,934.35	5.66	738	79.81	6.079	99.11
751 - 775	56	15,129,527.90	4.19	762	80.25	6.318	95.98
776 - 800	14	3,786,011.10	1.05	786	79.86	6.288	90.54
801 - 825	3	639,209.28	0.18	805	80.00	6.861	74.72
Total:	1,507	$361,282,120.73	100.00%	661	79.89%	6.432%	98.57%

Minimum FICO: 500

Maximum FICO: 816

WA FICO: 661

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4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
121 - 180	4	$410,199.03	0.11%	616	77.33%	7.302%	81.14%
181 - 240	1	140,000.00	0.04	681	77.78	5.990	100.00
241 - 300	5	1,996,934.00	0.55	743	83.02	5.175	100.00
301 - 360	1,497	358,734,987.70	99.29	661	79.88	6.438	98.58
Total:	1,507	$361,282,120.73	100.00%	661	79.89%	6.432%	98.57%

Minimum Original Term: 180

Maximum Original Term: 360

WA Original Term: 359

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5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
<= 180	4	$410,199.03	0.11%	616	77.33%	7.302%	81.14%
181 - 348	6	2,136,934.00	0.59	739	82.67	5.229	100.00
349 - 360	1,497	358,734,987.70	99.29	661	79.88	6.438	98.58
Total:	1,507	$361,282,120.73	100.00%	661	79.89%	6.432%	98.57%

Minimum Remaining Term: 176

Maximum Remaining Term: 360

WA Remaining Term: 357

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6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Single Family	1,037	$246,423,354.99	68.21%	656	79.85%	6.442%	99.06%
PUD - Detached	157	38,957,541.51	10.78	658	79.63	6.367	97.45
Condominium	168	38,179,638.53	10.57	675	80.09	6.241	98.87
2-4 Unit	84	24,934,651.97	6.90	688	80.47	6.712	95.55
PUD - Attached	59	12,632,378.51	3.50	670	79.85	6.456	97.38
Manufactured Housing	2	154,555.22	0.04	570	78.18	7.193	100.00
Total:	1,507	$361,282,120.73	100.00%	661	79.89%	6.432%	98.57%

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7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Primary Residence	1,479	$356,100,192.05	98.57%	660	79.88%	6.427%	100.00%
Second Home	22	4,127,696.28	1.14	722	80.20	6.707	0.00
Investment Property	6	1,054,232.40	0.29	669	83.23	7.163	0.00
Total:	1,507	$361,282,120.73	100.00%	661	79.89%	6.432%	98.57%

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8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Purchase	1,249	$297,114,140.80	82.24%	665	80.08%	6.443%	98.26%
Refinance - Cashout	175	44,110,996.76	12.21	645	78.54	6.382	100.00
Refinance - Rate/Term	83	20,056,983.17	5.55	637	80.04	6.384	100.00
Total:	1,507	$361,282,120.73	100.00%	661	79.89%	6.432%	98.57%

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9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
<= 50.00	2	$197,849.03	0.05%	671	41.67%	6.593%	100.00%
50.01 - 60.00	3	732,700.00	0.20	707	53.91	5.679	100.00
60.01 - 70.00	10	3,358,415.55	0.93	630	66.24	6.686	100.00
70.01 - 80.00	1,406	342,683,592.60	94.85	663	79.81	6.394	98.74
80.01 - 90.00	85	14,053,063.55	3.89	630	86.84	7.297	93.88
90.01 - 100.00	1	256,500.00	0.07	627	95.00	8.800	100.00
Total:	1,507	$361,282,120.73	100.00%	661	79.89%	6.432%	98.57%

Minimum Original Loan-to-Value Ratio: 28.60

Maximum Original Loan-to-Value Ratio: 95.00

Weighted Average Original Loan-to-Value Ratio: 79.89

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10. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
California	611	$195,125,823.46	54.01%	669	79.67%	6.190%	99.04%
New York	51	16,977,490.69	4.70	673	79.87	6.554	98.56
Texas	98	16,131,046.60	4.46	648	80.11	6.853	94.93
Florida	75	12,183,494.99	3.37	649	81.24	7.021	93.99
Virginia	46	10,859,239.00	3.01	664	79.37	6.659	100.00
New Jersey	41	10,388,745.37	2.88	666	78.97	6.588	100.00
Illinois	56	10,154,729.88	2.81	665	80.31	6.829	100.00
Maryland	43	9,517,888.00	2.63	648	79.71	6.446	100.00
Arizona	53	8,922,153.84	2.47	644	79.85	6.320	94.26
Washington	42	8,481,408.00	2.35	663	80.21	6.365	100.00
Nevada	27	6,357,332.47	1.76	660	80.12	6.644	92.30
Other	364	56,182,768.43	15.55	638	80.47	6.845	99.09
Total:	1,507	$361,282,120.73	100.00%	661	79.89%	6.432%	98.57%

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11. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Full Documentation	652	$137,450,775.23	38.05%	645	80.08%	6.199%	98.73%
Streamlined - Stated ( PITI Verified)	468	122,981,067.67	34.04	677	79.78	6.630	98.09
Stated Documentation	231	57,071,819.39	15.80	679	80.11	6.730	99.21
Limited Documentation	84	24,559,943.00	6.80	647	78.99	6.197	99.69
Lite Documentation	45	10,730,442.28	2.97	644	79.61	6.275	98.83
Full Alternative Documentation	27	8,488,073.16	2.35	632	79.94	6.208	94.94
Total:	1,507	$361,282,120.73	100.00%	661	79.89%	6.432%	98.57%

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12. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
<= 5.000	16	$5,773,401.42	1.60%	688	80.13%	4.966%	100.00%
5.001 - 5.500	102	33,017,895.01	9.14	682	79.78	5.338	99.11
5.501 - 6.000	308	84,970,418.15	23.52	668	79.51	5.845	98.99
6.001 - 6.500	395	95,669,521.62	26.48	661	79.81	6.310	98.82
6.501 - 7.000	340	81,308,620.77	22.51	656	79.87	6.792	98.47
7.001 - 7.500	150	30,093,691.07	8.33	657	79.78	7.293	99.49
7.501 - 8.000	116	19,809,326.91	5.48	649	80.69	7.780	93.21
8.001 - 8.500	31	5,076,799.00	1.41	619	81.91	8.257	100.00
8.501 - 9.000	29	3,420,719.70	0.95	581	85.01	8.806	95.50
9.001 - 9.500	7	977,250.00	0.27	565	83.84	9.317	100.00
9.501 - 10.000	8	847,228.05	0.23	533	82.76	9.684	100.00
10.001 - 10.500	4	267,249.03	0.07	564	74.45	10.140	100.00
10.501 - 11.000	1	50,000.00	0.01	528	80.00	10.950	100.00
Total:	1,507	$361,282,120.73	100.00%	661	79.89%	6.432%	98.57%

Minimum Rate: 3.375

Maximum Rate: 10.950

WA Rate: 6.432

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13. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
<= 0.000	90	$15,163,895.41	4.20%	655	78.73%	6.933%	96.88%
11.001 - 11.500	13	5,154,720.00	1.43	682	79.72	4.992	100.00
11.501 - 12.000	88	29,408,891.87	8.14	685	80.09	5.343	99.00
12.001 - 12.500	254	72,557,265.02	20.08	667	79.54	5.817	98.81
12.501 - 13.000	325	79,881,146.33	22.11	659	79.80	6.222	98.94
13.001 - 13.500	346	83,282,941.02	23.05	662	79.88	6.638	98.34
13.501 - 14.000	175	39,586,560.35	10.96	656	79.65	7.015	99.62
14.001 - 14.500	117	21,938,141.02	6.07	654	80.29	7.594	95.83
14.501 - 15.000	43	7,324,371.40	2.03	639	81.82	7.916	97.46
15.001 - 15.500	21	2,900,181.25	0.80	602	84.21	8.351	100.00
15.501 - 16.000	23	2,540,080.00	0.70	575	86.28	8.862	96.99
16.001 - 16.500	4	697,612.06	0.19	561	85.85	9.333	100.00
16.501 - 17.000	6	683,115.00	0.19	533	81.65	9.658	100.00
17.001 - 17.500	2	163,200.00	0.05	511	80.00	10.150	100.00
Total:	1,507	$361,282,120.73	100.00%	661	79.89%	6.432%	98.57%

Minimum Maximum Rate: 11.490

Maximum Maximum Rate: 17.150

WA Maximum Rate: 13.036

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14. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
<= 0.000	90	$15,163,895.41	4.20%	655	78.73%	6.933%	96.88%
0.501 - 1.000	1	318,400.00	0.09	684	80.00	6.200	100.00
2.501 - 3.000	4	1,422,850.00	0.39	721	83.18	5.361	100.00
3.001 - 3.500	2	731,684.00	0.20	753	82.04	5.420	100.00
4.001 - 4.500	3	858,400.00	0.24	672	80.00	5.199	100.00
4.501 - 5.000	184	50,135,428.96	13.88	666	79.84	6.034	98.84
5.001 - 5.500	341	81,267,019.22	22.49	650	79.85	6.228	98.94
5.501 - 6.000	504	123,342,349.34	34.14	664	80.21	6.461	99.24
6.001 - 6.500	220	54,270,722.08	15.02	664	79.44	6.536	97.65
6.501 - 7.000	84	18,593,581.63	5.15	665	79.89	7.029	96.65
7.001 - 7.500	41	8,198,093.93	2.27	663	80.30	7.069	94.76
7.501 - 8.000	31	6,341,296.16	1.76	659	79.87	7.482	100.00
8.001 - 8.500	1	268,000.00	0.07	627	80.00	6.500	100.00
8.501 - 9.000	1	370,400.00	0.10	637	80.00	6.500	100.00
Total:	1,507	$361,282,120.73	100.00%	661	79.89%	6.432%	98.57%

Minimum Gross Margin: 1.000

Maximum Gross Margin: 8.800

WA Gross Margin: 5.7098

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15. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0000-00	90	$15,163,895.41	4.20%	655	78.73%	6.933%	96.88%
2005-03	5	1,996,934.00	0.55	743	83.02	5.175	100.00
2006-06	1	102,598.65	0.03	617	80.00	6.125	100.00
2006-08	5	945,342.39	0.26	648	79.90	6.740	100.00
2006-09	10	2,397,682.04	0.66	688	80.13	7.052	100.00
2006-10	45	11,768,173.70	3.26	652	78.66	6.664	98.58
2006-11	244	63,188,160.88	17.49	663	80.08	6.421	98.66
2006-12	936	227,156,895.36	62.88	662	79.85	6.399	98.47
2007-01	88	17,431,502.00	4.82	654	80.82	6.728	98.81
2007-09	1	324,225.29	0.09	622	80.00	6.625	100.00
2007-11	9	1,503,250.01	0.42	637	80.30	6.785	100.00
2007-12	28	5,798,302.00	1.60	640	80.50	6.149	100.00
2008-01	3	787,555.00	0.22	640	80.75	6.536	100.00
2008-02	1	208,000.00	0.06	647	80.00	6.175	100.00
2009-11	11	2,993,600.00	0.83	658	80.00	6.393	100.00
2009-12	30	9,516,004.00	2.63	669	80.00	5.847	100.00
Total:	1,507	$361,282,120.73	100.00%	661	79.89%	6.432%	98.57%

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16. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0 - 0	385	$93,396,163.62	25.85%	662	79.84%	6.714%	98.87%
7 - 12	56	17,120,108.13	4.74	671	79.47	6.594	97.55
13 - 24	955	230,414,735.47	63.78	661	79.98	6.296	98.49
25 - 36	111	20,351,113.51	5.63	648	79.51	6.534	98.87
Total:	1,507	$361,282,120.73	100.00%	661	79.89%	6.432%	98.57%

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17. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
25 Yr 1 Month Libor -Interest Only ARM	5	$1,996,934.00	0.55%	743	83.02%	5.175%	100.00%
2/28 ARM	867	187,695,199.76	51.95	654	79.99	6.622	98.06
2/28 ARM - 2Yr Interest Only	143	36,148,957.68	10.01	664	80.12	6.405	100.00
2/28 ARM - 5Yr Interest Only	320	99,660,636.98	27.59	674	79.68	6.098	98.93
3/27 ARM	31	6,165,974.24	1.71	630	80.46	6.336	100.00
3/27 ARM - 3 Yr Interest Only	9	1,838,320.01	0.51	641	80.60	6.321	100.00
5/25 ARM	5	1,795,478.65	0.50	662	80.00	5.693	100.00
5/25 ARM - 5Yr Interest Only	37	10,816,724.00	2.99	666	80.00	6.026	100.00
Fixed - 15 Year	4	410,199.03	0.11	616	77.33	7.302	81.14
Fixed - 20 Year	1	140,000.00	0.04	681	77.78	5.990	100.00
Fixed - 30 Year	85	14,613,696.38	4.04	656	78.78	6.932	97.29
Total:	1,507	$361,282,120.73	100.00%	661	79.89%	6.432%	98.57%

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18. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
A	277	$65,505,333.23	18.13%	625	79.54%	6.423%	99.19%
AA	1,071	266,394,178.90	73.74	676	79.96	6.409	98.25
A-	120	21,711,710.92	6.01	591	79.88	6.644	100.00
A+	11	2,274,477.00	0.63	597	81.87	7.327	100.00
B	8	1,128,583.82	0.31	582	75.74	7.569	100.00
B+	13	1,903,702.86	0.53	585	79.91	7.072	100.00
C	2	367,200.00	0.10	636	80.00	6.709	100.00
FICO	5	1,996,934.00	0.55	743	83.02	5.175	100.00
Total:	1,507	$361,282,120.73	100.00%	661	79.89%	6.432%	98.57%

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19. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
1	1,507	$361,282,120.73	100.00%	661	79.89%	6.432%	98.57%
Total:	1,507	$361,282,120.73	100.00%	661	79.89%	6.432%	98.57%

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Credit Suisse First Boston

11 Madison Avenue

New York, New York 10010

www.csfb.com

Dec 17, 2004 13:17

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